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EXHIBIT 10.03

                      AGREEMENT FOR CONVERSION OF DEBENTURE


       THIS AGREEMENT FOR CONVERSION OF DEBENTURE ("Agreement") is entered into as of the ____ day of October, 2007 by and between Digital Learning Institute, Inc. ("Borrower") and Digital Learning Management Corporation ("Guarantor") on the one hand and David L. Kagel, Trustee ("Debenture Holder"), on the other hand.

                                    RECITALS

       WHEREAS, Borrower, Guarantor and Debenture Holder desire to convert the debt evidenced by and represented by certain 7.00% Convertible Debentures, as more fully described herein, into shares of common stock of Guarantor, on the terms and conditions set forth herein.

                                    AGREEMENT

       NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties intending to be legally bound agree as follows:

                                    SECTION I

                      DESCRIPTION OF CONVERTIBLE DEBENTURES

       1.1 DESCRIPTION OF DEBENTURES: The debentures subject to this Agreement are described as follows, and will hereafter be referred to as the "Debentures":

       (a) Convertible Debenture dated February 27, 2004, in the original principal sum of $1,000,000.00 executed by Digital Learning Institute, Inc., a Delaware corporation (hereinafter called "Borrower"), payable to the order of Assignor as therein provided, as more fully described in and secured by two Security Agreements of even date therewith from Borrower and Digital Learning Management Corporation to Renaissance Capital Growth & Income Fund, III, Inc., Renaissance US Growth Investment Trust PLC, BFSUS Special Opportunities Trust PLC, and Renn Capital Group, Inc., as Agent (the "Secured Parties"); as assigned to David L. Kagel, Trustee pursuant to an Assignment of Note and Lien dated December 15, 2006.

       (b) Convertible Debenture dated February 27, 2004, in the original principal sum of $1,000,000.00 executed by Digital Learning Institute, Inc., a Delaware corporation (hereinafter called "Borrower"), payable to the order of Assignor as therein provided, as more fully described in and secured by two Security Agreements of even date therewith from Borrower and Digital Learning Management Corporation to Renaissance Capital Growth & Income Fund, III, Inc., Renaissance US Growth Investment Trust PLC, BFSUS Special Opportunities Trust PLC, and Renn Capital Group, Inc., as Agent (the "Secured Parties"); as assigned to David L. Kagel, Trustee pursuant to an Assignment of Note and Lien dated December 15, 2006.

       (c) Convertible Debenture dated February 27, 2004, in the original principal sum of $1,000,000.00 executed by Digital Learning Institute, Inc., a Delaware corporation (hereinafter called "Borrower"), payable to the order of Assignor as therein provided, as more fully described in and secured by two Security Agreements of even date therewith from Borrower and Digital Learning Management Corporation to Renaissance Capital Growth & Income Fund, III, Inc., Renaissance US Growth Investment Trust PLC, US Special Opportunities Trust PLC, and Renn Capital Group, Inc., as Agent (the "Secured Parties"); as assigned to David L. Kagel, Trustee pursuant to an Assignment of Note and Lien dated December 15, 2006.

                      SECTION II - CONVERSION OF DEBENTURES

       2.1 - CONVERSION OF DEBENTURES: Guarantor shall issue a total of 3,500,000 shares of its $.001 par value common stock to Debenture Holder or his assigns.



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       2.2 RELEASE BY DEBENTURE HOLDER: Upon receipt of the common stock, all debts and obligations of Borrower and Guarantor, arising from or relating to the Debentures, shall be deemed satisfied in full. Debenture Holder hereby irrevocably and unconditionally authorizes Borrower and Guarantor to file the appropriate UCC-3 and other necessary release of lien documents in each state and jurisdiction where liens evidencing the debt and security interest have been filed..

                        SECTION III - CLOSING OBLIGATIONS

       3.1 DELIVERABLES AT CLOSING:

       (a) Debenture Holder will deliver to Borrower and Guarantor:

               (i) The original Debentures, marked "paid in full"

       (b) Borrower and Guarantor will deliver to Debenture Holder:

               (i) 3,500,000 shares of common stock of Guarantor in the name of Debenture Holder or his assigns per the instructions of Debenture Holder.

       3.2 FURTHER ASSURANCES: Debenture Holder, Borrower and Guarantor agrees to execute and deliver to the other all such further releases, assignments, endorsements and other documents as may reasonably be requested in order to perfect the transaction contemplated hereby.

      SECTION IV - REPRESENTATIONS AND WARRANTIES OF GUARANTOR AND BORROWER

       Guarantor and Borrower represent and warrant to Debenture Holder as follows:

       4.1 AUTHORITY: Guarantor and Borrower have the right, power, legal capacity and authority to enter into and perform their respective obligations under this agreement. When issued the common stock will be fully paid and non-assessable.

       4.2 OUTSTANDING CLAIMS, SUITS OR ACTIONS: Neither Guarantor nor Borrower are aware of any outstanding claims, suits or actions or potential claims, suits or actions which would effect the transaction contemplated herein.

       4.3 CONTRACTS: Neither Guarantor nor Borrower are the party to any contract, oral or written, express or implied which would prevent them from lawfully entering into this Agreement or which would create an obligation upon any of them as a result of this transaction.

         SECTION V - REPRESENTATIONS AND WARRANTIES OF DEBENTURE HOLDER

       The Debenture Holder represents and warrants that:

       5.1 DEBENTURE HOLDER SOPHISTICATION:

       (a) The Debenture Holder is a sophisticated investor and has evaluated the risks of an investment in the shares and of the Company and have relied solely upon his own investigation of the Company and the representations and warranties contained herein;

       (b) Debenture Holder has been given the opportunity to ask questions of, and receive answers from, the Borrower and Guarantor concerning the terms and conditions of the shares and other matters pertaining to this Transaction and has been given the opportunity to obtain such additional information necessary to verify the accuracy of the information contained in any documents provided in order for the Debenture Holder to evaluate the merits and risks of an investment in the shares.

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       5.2 TAX MATTERS: The Debenture Holder is not relying on the Borrower or the Guarantor or any of its affiliates or this Agreement with respect to corporate or individual tax information or other economic considerations involved in the investment.

       5.3 AUTHORITY: Debenture Holder is attorney and trustee for certain beneficial owners of the Debentures and has full right and authority to execute this Agreement and direct the conversion and instruct as to the legal title of the common stock as provided for herein.

                      SECTION VI - MISCELLANEOUS PROVISIONS

       6.1 ASSIGNMENT: No party may assign or transfer its interest and/or rights under this Agreement without the prior written consent of the other party(ies).

       6.2 BINDING EFFECT: This Agreement shall be binding upon the parties hereto and their representatives, executors, distributees, successors and permitted assigns.

       6.3 NOTICES: Unless otherwise changed by written notice, any notice or other communications required or permitted hereunder shall be deemed given if sent postage prepaid, return receipt requested, addressed to the respective party at the address set forth on the signature page of this Agreement.

       6.4 GOVERNING LAW: This Agreement shall be interpreted in accordance with and governed by the laws of the State of California.

       6.5 SURVIVAL OF REPRESENTATIONS: All agreements, representations, covenants and warranties on the part of the parties contained herein shall survive the Closing of this Agreement and any investigation made at the time with respect thereto, shall not merge into any of the documents executed and delivered pursuant hereto, and shall remain enforceable to the fullest extent permitted at law or in equity.

       6.6 ENTIRE AGREEMENT: This Agreement embodies the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, agreements and understandings, whether written or oral. This Agreement may not be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

       IN WITNESS WHEREOF, the parties have set there hands and seal upon this Agreement for Conversion of Debentures:

DEBENTURE HOLDER                            BORROWER

                                            DIGITAL LEARNING INSTITUTE, INC.


------------------------                    -----------------------------
David L. Kagel, Trustee                     By:__________________________
Dated:___________________                   Its:_________________________
                                            Dated:_______________________


                                            GUARANTOR

                                            DIGITAL LEARNING MANAGEMENT
                                            CORPORATION


                                            -----------------------------
                                            By:__________________________
                                            Its:_________________________
                                            Dated:_______________________



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